Q4 Earnings Presentation March 1, 2022 Exhibit 99.2

Disclaimer Safe Harbor Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our need to achieve consistent GAAP profitability; fluctuations in our financial results; our ability to maintain our culture and recruit, integrate and retain qualified personnel, including on our board of directors; our ability to compete effectively and implement our growth strategy; market developments and opportunities; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; the immature and volatile nature of the market for our products and services; privacy, security and other risks associated with our business; management of growth; volatility and uncertainty in the global economy and financial markets in light of the evolving COVID-19 pandemic and tensions in Ukraine; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at https://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Disclaimer Non-GAAP Financial Measures The company uses certain non-GAAP financial measures in this presentation, including non-GAAP gross profit, operating income/loss, net loss/income, net loss/income per common share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP gross profit, operating income/loss, net loss/income and net loss/income per common share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, transaction and acquisition-related costs expensed, expense related to the impairment of goodwill, intangible assets and long-lived assets, gain or loss on extinguishment of debt, and costs not core to our business. We define adjusted EBITDA as net loss/income before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill, intangible assets and long-lived assets, transaction and acquisition-related costs expensed, restructuring costs, gain or loss on extinguishment of debt, costs not core to our business and, now, loss on settlement of lawsuits. The revision to our definition of adjusted EBITDA had no impact on our reported adjusted EBITDA in prior periods. We define free cash flow as cash provided by or used in operating activities less capital expenditures, adjusted to eliminate cash paid for restructuring costs. Please note that other companies might define their non-GAAP financial measures differently than we do.    Management presents these non-GAAP financial measures in this presentation because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this presentation, including in the accompanying tables.

Matt Levin Chief Executive Officer

Delivered a Strong 2021 While Investing in Our Future We are on track to return to long-term sustainable growth We are making great progress towards improving our service excellence We are delivering on our commitments, strengthening our business and are on track to return to growth Recent Accomplishments Delivered strongest open enrollment season in company history Completed acquisition of Tango Health Key Financial Highlights Q4 2021 revenue exceeded guidance range  GAAP Diluted EPS was $0.04 and non-GAAP Diluted EPS was $0.24 for Q4 2021 FY 2021 Adjusted EBITDA margin of 19%; up more than 200 basis points YoY Note: See important disclosures on non-GAAP financial measures and GAAP to non-GAAP reconciliation on slides 3, 18 and 19.

A Unique Business Model in an Attractive Industry Best-in-class Management Team Unique Technology and Service Platform Core Competency in Innovation Competitive Advantages Key Players Health Plans Employers Employees Brokers Carrier Partners

Strengthening the Core to Activate Growth Flywheel

Growing with Intent to Accelerate Revenue Generation Enhancing Core Capabilities Leveraging Data Assets Moving Up Market Strategically deploying capital to expand product offering Leveraging platform and technology, deepening relationships with customers Moving into adjacent markets Delivering industry-leading tech-enabled services and insights Driving differentiated post-enrollment, engagement and utilization capabilities Gaining market traction by launching offerings leveraging data insights Targeting larger, higher-value customers Better positioned than competitors to deliver efficiently Expanding addressable market

Increasing Operational Efficiency to Create Value Revenue, Non-GAAP Gross Profit, Adj. EBITDA (US$ in millions) Accomplishments Automating processes driving stronger software gross margins Optimizing sales and marketing organization resulting in increased EBITDA Sustaining margins while executing revenue growth strategy Note: See important disclosures on non-GAAP financial measures and GAAP to non-GAAP reconciliation on slides 3, 18 and 19.

Alpana Wegner Chief Financial Officer

Managing Near-Term Revenue while Planning for a Strong Close to 2022 252-258 Key Developments in Q4 2021 Revenue exceeded guidance Software services up 2% YoY Subscription revenue down 2% YoY, better than expected Platform revenue up 14% YoY, better than expected Net Benefit Eligible Lives were in line with our expectations. Total NBELs were 15.6 million in Q4, down sequentially 3% and down year-over-year 15% (1). As we previously shared, the decline in NBELs was driven by the expected fewer renewals from certain health plans and in the first quarter of 2021, we made a strategic decision to terminate the unprofitable relationship with SHIPT and the associated “gig” lives.

Protecting our Margins while Investing in Service Excellence Non-GAAP Gross Margins Adjusted EBITDA Margins Note: 2022E Adjusted EBITDA Margin based on the midpoint of guidance Note: See important disclosures on non-GAAP financial measures and GAAP to non-GAAP reconciliation on slides 3, 18 and 19.

Cash Generation Allows us to Invest in our Growth Key Developments in Q4 2021 $68M of cash and investments at year end 2021 2021 free cash flow of $24M, above the mid point of guidance range Well-positioned to pursue tuck-in M&A opportunities to accelerate growth 18-24 Note: See important disclosures on non-GAAP financial measures and GAAP to non-GAAP reconciliation on slides 3, 18 and 19. Free Cash Flow (US$ in millions)

Guidance Overview Note: Our revenue outlook for 2022 is shaped by lower-than-expected bookings during the 2021 selling season and two health plan renewals that renewed at lower levels in 2021. We continue to expect a revenue growth-inflection point to occur near the end of 2022.  Note: Management has not reconciled forward-looking adjusted EBITDA or free cash flow to their most directly comparable GAAP measure of GAAP net loss or GAAP operating cash flows. This is because we cannot predict with reasonable certainty the ultimate outcome of the various necessary GAAP components of such reconciliations, including, for example, those related to compensation, acquisition transactions and integration, or others that may arise during the year, without unreasonable effort. These components and other factors could materially impact the amount of future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts. See important disclosures on non-GAAP financial measures on slides 3, 18 and 19.

Questions?

Appendix

Q4 and Full Year 2021 Summary Note: See important disclosures on non-GAAP financial measures and GAAP to non-GAAP reconciliation on slides 3, 18 and 19.

Reconciliation of GAAP to Non-GAAP Measures

Reconciliation of GAAP to Non-GAAP Measures (cont.)

Q4 Earnings Presentation March 1, 2022